                                                                      Exhibit 99

                                 BM04011 -- 5A1

BANC OF AMERICA

Balance   $78,068,000.00   Delay           24           WAC(5)   6.71332    WAM(5)    287
Coupon    6.50000          Dated           12/01/2004   NET(5)   6.459822   WALA(5)   32
Settle    12/30/2004       First Payment   01/25/2005

-----------------------------------------------------------------------------------------------------
         Price                1               2               3               4               5
-----------------------------------------------------------------------------------------------------
                                Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
           102-30.000           6.214           5.720           5.288           4.468           3.807
           102-31.000           6.210           5.712           5.276           4.449           3.782
           103-00.000           6.207           5.704           5.265           4.430           3.757
           103-01.000           6.204           5.696           5.253           4.411           3.732
           103-02.000           6.200           5.689           5.241           4.392           3.707
           103-03.000           6.197           5.681           5.230           4.373           3.682
           103-04.000           6.193           5.673           5.218           4.354           3.658
           103-05.000           6.190           5.665           5.207           4.336           3.633
           103-06.000           6.187           5.658           5.195           4.317           3.608
           103-07.000           6.183           5.650           5.183           4.298           3.583
           103-08.000           6.180           5.642           5.172           4.279           3.559
           103-09.000           6.177           5.634           5.160           4.260           3.534
           103-10.000           6.173           5.627           5.149           4.241           3.509

Spread @ Center Price             179             208             199             140              87
                  WAL          15.103           5.043           3.071           1.742           1.293
             Mod Durn            8.93            3.88            2.60            1.59            1.22
        Mod Convexity           1.255           0.304           0.143           0.054           0.032
     Principal Window   Jan05 - Mar32   Jan05 - Mar32   Jan05 - Mar32   Jan05 - Feb31   Jan05 - Mar10
-----------------------------------------------------------------------------------------------------
            LIBOR_1MO            2.41            2.41            2.41            2.41            2.41
             CMT_10YR           4.184           4.184           4.184           4.184           4.184
-----------------------------------------------------------------------------------------------------
           Prepay (5)           0 CPR          15 CPR          25 CPR          40 CPR          50 CPR
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat    6MO     2YR     3YR     5YR     10YR    30YR
              ---   -----   -----   -----   -----   -----   -----
              Yld   2.481   3.024   3.198   3.586   4.205   4.833

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 BM04011 -- 1A3

BANC OF AMERICA

Balance   $147,466,000.00   Delay           24           WAC(1) 5.87085    WAM(1)    359
Coupon    5.50000           Dated           12/01/2004   NET(1) 5.617349   WALA(1)   1
Settle    12/30/2004        First Payment   01/25/2005

-----------------------------------------------------------------------------------------------------
        Price                 1               2               3               4               5
-----------------------------------------------------------------------------------------------------
                                Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
           101-11.000           5.397           5.275           5.007           4.799           4.561
           101-12.000           5.394           5.270           4.997           4.785           4.543
           101-13.000           5.391           5.265           4.986           4.771           4.525
           101-14.000           5.388           5.260           4.976           4.758           4.507
           101-15.000           5.385           5.255           4.966           4.744           4.489
           101-16.000           5.382           5.250           4.956           4.730           4.471
           101-17.000           5.379           5.244           4.946           4.716           4.453
           101-18.000           5.376           5.239           4.936           4.703           4.435
           101-19.000           5.373           5.234           4.926           4.689           4.417
           101-20.000           5.370           5.229           4.916           4.675           4.399
           101-21.000           5.367           5.224           4.906           4.661           4.381
           101-22.000           5.364           5.219           4.896           4.648           4.363
           101-23.000           5.361           5.213           4.886           4.634           4.345

Spread @ Center Price              90             128             164             160             147
                  WAL          17.009           7.979           3.503           2.455           1.832
             Mod Durn           10.22            5.93            3.06            2.23            1.70
        Mod Convexity           1.633           0.579           0.141           0.073           0.043
     Principal Window   Jan05 - May32   Jan05 - May24   Jan05 - Aug12   Jan05 - Sep09   Jan05 - Mar08
-----------------------------------------------------------------------------------------------------
            LIBOR_1MO            2.41            2.41            2.41            2.41            2.41
             CMT_10YR           4.184           4.184           4.184           4.184           4.184
-----------------------------------------------------------------------------------------------------
           Prepay (1)           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
              ---     ---     ---     ---     ---    ----    ----
              Yld   2.481   3.024   3.198   3.586   4.205   4.833

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 BM04011 -- 1A4

BANC OF AMERICA

Balance   $8,536,000.00   Delay           24           WAC(1)   5.87085    WAM(1)    359
Coupon    5.25000         Dated           12/01/2004   NET(1)   5.617349   WALA(1)   1
Settle    12/30/2004      First Payment   01/25/2005

-----------------------------------------------------------------------------------------------------
        Price                 1               2               3               4               5
-----------------------------------------------------------------------------------------------------
                            Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
            98-21.000           5.391           5.408           5.434           5.452           5.529
            98-22.000           5.388           5.405           5.430           5.448           5.522
            98-23.000           5.386           5.402           5.426           5.443           5.515
            98-24.000           5.383           5.399           5.422           5.438           5.508
            98-25.000           5.380           5.395           5.418           5.434           5.501
            98-26.000           5.378           5.392           5.414           5.429           5.494
            98-27.000           5.375           5.389           5.410           5.425           5.487
            98-28.000           5.372           5.386           5.406           5.420           5.480
            98-29.000           5.370           5.383           5.402           5.416           5.473
            98-30.000           5.367           5.380           5.398           5.411           5.466
            98-31.000           5.365           5.376           5.394           5.407           5.459
            99-00.000           5.362           5.373           5.390           5.402           5.452
            99-01.000           5.359           5.370           5.386           5.397           5.445

Spread @ Center Price             119             121             123             124             130
                  WAL          20.948          15.656          11.046           9.059           5.330
             Mod Durn           11.99            9.93            7.92            6.90            4.52
        Mod Convexity           2.123           1.442           0.862           0.624           0.249
     Principal Window   Jan10 - Dec34   Jan10 - Dec34   Jan10 - Dec34   Jan10 - Dec34   Apr09 - Nov12

-----------------------------------------------------------------------------------------------------
            LIBOR_1MO            2.41            2.41            2.41            2.41            2.41
             CMT_10YR           4.184           4.184           4.184           4.184           4.184
-----------------------------------------------------------------------------------------------------
           Prepay (1)           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
-----------------------------------------------------------------------------------------------------
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 BM04011 -- 1A5

BANC OF AMERICA

Balance   $3,000,000.00   Delay           24           WAC(1)   5.87085    WAM(1)    359
Coupon    5.50000         Dated           12/01/2004   NET(1)   5.617349   WALA(1)   1
Settle    12/30/2004      First Payment   01/25/2005

-----------------------------------------------------------------------------------------------------
        Price                 1               2               3               4               5
-----------------------------------------------------------------------------------------------------
                            Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
            96-27.000           5.764           5.775           5.883           6.119           6.393
            96-28.000           5.762           5.773           5.880           6.112           6.383
            96-29.000           5.760           5.770           5.876           6.106           6.374
            96-30.000           5.757           5.768           5.872           6.100           6.364
            96-31.000           5.755           5.765           5.869           6.093           6.355
            97-00.000           5.753           5.763           5.865           6.087           6.346
            97-01.000           5.751           5.760           5.861           6.081           6.336
            97-02.000           5.748           5.758           5.858           6.074           6.327
            97-03.000           5.746           5.756           5.854           6.068           6.317
            97-04.000           5.744           5.753           5.851           6.062           6.308
            97-05.000           5.741           5.751           5.847           6.056           6.298
            97-06.000           5.739           5.748           5.843           6.049           6.289
            97-07.000           5.737           5.746           5.840           6.043           6.280

Spread @ Center Price              92              94             155             234             295
                  WAL          29.187          25.835          12.620           6.179           3.897
             Mod Durn           13.98           13.28            8.80            5.08            3.40
        Mod Convexity           3.001           2.625           0.997           0.312           0.140
     Principal Window   Jan34 - Apr34   Mar30 - Jun31   Nov16 - May18   Dec10 - May11   Oct08 - Dec08

-----------------------------------------------------------------------------------------------------
            LIBOR_1MO            2.41            2.41            2.41            2.41            2.41
             CMT_10YR           4.184           4.184           4.184           4.184           4.184
-----------------------------------------------------------------------------------------------------
           Prepay (1)           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat    6MO     2YR     3YR     5YR     10YR    30YR
              ---   -----   -----   -----   -----   -----   -----
              Yld   2.481   3.024   3.198   3.586   4.205   4.833

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement Information contained in this material is current as of the date appering on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 BM04011 -- 1A6

BANC OF AMERICA

Balance   $3,000,000.00   Delay           24           WAC(1)   5.87085    WAM(1)    359
Coupon    5.50000         Dated           12/01/2004   NET(1)   5.617349   WALA(1)   1
Settle    12/30/2004      First Payment   01/25/2005

-----------------------------------------------------------------------------------------------------
        Price                  1               2               3               4              5
-----------------------------------------------------------------------------------------------------
                                Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
            96-27.000           5.764           5.770           5.855           6.089           6.366
            96-28.000           5.761           5.768           5.852           6.083           6.357
            96-29.000           5.759           5.766           5.848           6.077           6.348
            96-30.000           5.757           5.763           5.845           6.071           6.339
            96-31.000           5.754           5.761           5.842           6.065           6.330
            97-00.000           5.752           5.759           5.838           6.059           6.321
            97-01.000           5.750           5.756           5.835           6.053           6.312
            97-02.000           5.748           5.754           5.832           6.047           6.302
            97-03.000           5.745           5.751           5.828           6.041           6.293
            97-04.000           5.743           5.749           5.825           6.035           6.284
            97-05.000           5.741           5.747           5.822           6.029           6.275
            97-06.000           5.738           5.744           5.818           6.023           6.266
            97-07.000           5.736           5.742           5.815           6.017           6.257

Spread @ Center Price              92              92             145             226             290
                  WAL          29.456          27.165          14.503           6.599           4.040
             Mod Durn           14.03           13.58            9.66            5.36            3.51
        Mod Convexity           3.030           2.777           1.228           0.349           0.149
     Principal Window   Apr34 - Jul34   Jun31 - Nov32   May18 - Sep20   May11 - Oct11   Dec08 - Feb09
-----------------------------------------------------------------------------------------------------
            LIBOR_1MO            2.41            2.41            2.41            2.41            2.41
             CMT_10YR           4.184           4.184           4.184           4.184           4.184
-----------------------------------------------------------------------------------------------------
           Prepay (1)           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
              ---   -----   -----   -----   -----   -----   -----
              Yld   2.481   3.024   3.198   3.586   4.205   4.833

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 BM04011 -- 1A7

BANC OF AMERICA

Balance   $4,000,000.00   Delay           24           WAC(1)   5.87085    WAM(1)    359
Coupon    5.50000         Dated           12/01/2004   NET(1)   5.617349   WALA(1)   1
Settle    12/30/2004      First Payment   01/25/2005

-----------------------------------------------------------------------------------------------------
        Price                 1               2               3               4               5
-----------------------------------------------------------------------------------------------------
                                Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
            96-27.000           5.763           5.765           5.810           6.046           6.334
            96-28.000           5.760           5.763           5.807           6.040           6.325
            96-29.000           5.758           5.761           5.804           6.035           6.316
            96-30.000           5.756           5.758           5.801           6.029           6.308
            96-31.000           5.754           5.756           5.798           6.024           6.299
            97-00.000           5.751           5.754           5.795           6.018           6.290
            97-01.000           5.749           5.751           5.793           6.013           6.281
            97-02.000           5.747           5.749           5.790           6.007           6.272
            97-03.000           5.745           5.747           5.787           6.002           6.264
            97-04.000           5.742           5.744           5.784           5.996           6.255
            97-05.000           5.740           5.742           5.781           5.991           6.246
            97-06.000           5.738           5.740           5.779           5.985           6.237
            97-07.000           5.735           5.738           5.776           5.980           6.229

Spread @ Center Price              92              92             122             213             284
                  WAL          29.766          28.883          19.408           7.331           4.232
             Mod Durn           14.09           13.92           11.43            5.85            3.66
        Mod Convexity           3.063           2.967           1.838           0.417           0.162
     Principal Window   Jul34 - Dec34   Nov32 - Dec34   Sep20 - Dec34   Oct11 - Dec12   Feb09 - Apr09
-----------------------------------------------------------------------------------------------------
            LIBOR_1MO            2.41            2.41            2.41            2.41            2.41
             CMT_10YR           4.184           4.184           4.184           4.184           4.184
-----------------------------------------------------------------------------------------------------
           Prepay (1)           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
              ---   -----   -----   -----   -----   -----   -----
              Yld   2.481   3.024   3.198   3.586   4.205   4.833

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 BM04011 -- 1A8

BANC OF AMERICA

Balance   $7,000,000.00   Delay           24           WAC(1)   5.87085    WAM(1)    359
Coupon    5.50000         Dated           12/01/2004   NET(1)   5.617349   WALA(1)   1
Settle    12/30/2004      First Payment   01/25/2005

-----------------------------------------------------------------------------------------------------
        Price                 1               2               3               4               5
-----------------------------------------------------------------------------------------------------
                                Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
           100-09.250           5.508           5.497           5.480           5.468           5.418
           100-10.250           5.505           5.494           5.476           5.463           5.411
           100-11.250           5.503           5.490           5.472           5.459           5.404
           100-12.250           5.500           5.487           5.468           5.454           5.397
           100-13.250           5.497           5.484           5.464           5.450           5.390
           100-14.250           5.495           5.481           5.460           5.445           5.384
           100-15.250           5.492           5.478           5.456           5.441           5.377
           100-16.250           5.490           5.475           5.452           5.436           5.370
           100-17.250           5.487           5.471           5.449           5.432           5.363
           100-18.250           5.484           5.468           5.445           5.427           5.356
           100-19.250           5.482           5.465           5.441           5.423           5.349
           100-20.250           5.479           5.462           5.437           5.418           5.342
           100-21.250           5.476           5.459           5.433           5.414           5.335

Spread @ Center Price             131             129             127             126             119
                  WAL          20.948          15.656          11.046           9.059           5.330
             Mod Durn           11.81            9.82            7.85            6.85            4.50
        Mod Convexity           2.073           1.417           0.852           0.618           0.248
     Principal Window   Jan10 - Dec34   Jan10 - Dec34   Jan10 - Dec34   Jan10 - Dec34   Apr09 - Nov12

-----------------------------------------------------------------------------------------------------
            LIBOR_1MO            2.41            2.41            2.41            2.41            2.41
             CMT_10YR           4.184           4.184           4.184           4.184           4.184
-----------------------------------------------------------------------------------------------------
           Prepay (1)           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 BM04011 -- 1A1

BANC OF AMERICA

Balance   $19,758,000.00   Delay           24           WAC(1)   5.87085    WAM(1)    359
Coupon    5.50000          Dated           12/01/2004   NET(1)   5.617349   WALA(1)   1
Settle    12/30/2004       First Payment   01/25/2005

-----------------------------------------------------------------------------------------------------
        Price                 1               2               3               4               5
-----------------------------------------------------------------------------------------------------
                                Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
           100-01.000           5.530           5.523           5.513           5.505           5.475
           100-02.000           5.527           5.520           5.509           5.501           5.468
           100-03.000           5.524           5.517           5.505           5.496           5.461
           100-04.000           5.522           5.513           5.501           5.492           5.454
           100-05.000           5.519           5.510           5.497           5.487           5.447
           100-06.000           5.516           5.507           5.493           5.483           5.440
           100-07.000           5.514           5.504           5.489           5.478           5.434
           100-08.000           5.511           5.501           5.485           5.474           5.427
           100-09.000           5.509           5.498           5.481           5.469           5.420
           100-10.000           5.506           5.494           5.477           5.465           5.413
           100-11.000           5.503           5.491           5.473           5.460           5.406
           100-12.000           5.501           5.488           5.469           5.455           5.399
           100-13.000           5.498           5.485           5.465           5.451           5.392

Spread @ Center Price             133             132             130             129             125
                  WAL          20.948          15.656          11.046           9.059           5.330
             Mod Durn           11.79            9.81            7.85            6.85            4.50
        Mod Convexity           2.069           1.414           0.850           0.617           0.248
     Principal Window   Jan10 - Dec34   Jan10 - Dec34   Jan10 - Dec34   Jan10 - Dec34   Apr09 - Nov12

-----------------------------------------------------------------------------------------------------
            LIBOR_1MO            2.41            2.41            2.41            2.41            2.41
             CMT_10YR           4.184           4.184           4.184           4.184           4.184
-----------------------------------------------------------------------------------------------------
           Prepay (1)           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the"Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                 BM04011 -- 1A10

BANC OF AMERICA

Balance   $24,486,000.00   Delay           24           WAC(1)   5.87085    WAM(1)    359
Coupon    5.25000          Dated           12/01/2004   NET(1)   5.617349   WALA(1)   1
Settle    12/30/2004       First Payment   01/25/2005

------------------------------------------------------------------------------------------------------
        Price                 1                2               3               4               5
------------------------------------------------------------------------------------------------------
                                Yield            Yield           Yield           Yield           Yield
------------------------------------------------------------------------------------------------------
           100-16.500           5.185            5.185           5.151           5.086           5.006
           100-17.500           5.181            5.181           5.146           5.079           4.995
           100-18.500           5.177            5.177           5.140           5.071           4.984
           100-19.500           5.172            5.172           5.134           5.063           4.973
           100-20.500           5.168            5.168           5.129           5.055           4.962
           100-21.500           5.164            5.164           5.123           5.047           4.951
           100-22.500           5.159            5.159           5.118           5.039           4.940
           100-23.500           5.155            5.155           5.112           5.031           4.930
           100-24.500           5.150            5.150           5.106           5.023           4.919
           100-25.500           5.146            5.146           5.101           5.015           4.908
           100-26.500           5.142            5.142           5.095           5.007           4.897
           100-27.500           5.137            5.137           5.090           4.999           4.886
           100-28.500           5.133            5.133           5.084           4.991           4.876

Spread @ Center Price              99               99             130             154             169
                  WAL           9.646            9.646           6.834           4.509           3.179
             Mod Durn            7.07             7.07            5.52            3.90            2.85
        Mod Convexity           0.748            0.748           0.408           0.194           0.104
     Principal Window   Jan05 - Sep21    Jan05 - Sep21   Jan05 - Nov13   Jan05 - Apr10   Jan05 - Jul08
------------------------------------------------------------------------------------------------------
LIBOR_1MO                        2.41             2.41            2.41            2.41            2.41
CMT_10YR                        4.184            4.184           4.184           4.184           4.184
------------------------------------------------------------------------------------------------------
Prepay (1)                      0 PSA          100 PSA         300 PSA         500 PSA         800 PSA
Optional Redemption          Call (N)         Call (N)        Call (N)        Call (N)        Call (N)
------------------------------------------------------------------------------------------------------

Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
              ---   -----   -----   -----   -----   -----   -----
              Yld   2.481   3.024   3.198   3.586   4.205   4.833

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.